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                                                                   Exhibit 10.25

                                STATE OF ILLINOIS
                         ENVIRONMENTAL PROTECTION AGENCY
                              AMENDMENT NUMBER 5 TO
                            AGENCY SERVICE AGREEMENT

                  In consideration of the execution of the Professional Services Agreement Number VI-8302, executed May 19, 1997 (hereinafter, "Enhanced I/M Agreement") between the Illinois Environmental Protection Agency (hereinafter, "Agency") and Envirotest Illinois, Inc. (hereinafter, "Contractor"), whose address is 246 Sobrante Way, Sunnyvale, CA 94086, the parties hereto further agree as follows:


                                   WITNESSETH:


                  WHEREAS, the Agency and the Contractor entered into the Enhanced I/M Agreement hereinabove described, pursuant to which the Agency engaged the Contractor to perform services in connection with the Illinois Vehicle Emissions Inspection Law of 1995;

                  WHEREAS, the Enhanced I/M Agreement contains two (2) alternative Contractor Technical Proposals (i.e. the "Two Year New Vehicle Exemption Technical Proposal" and the "Four Year New Vehicle Exemption Technical Proposal"), and that pursuant to enactment into law of P.A. 90 - 470, the Agency and the Contractor have agreed to implement a four year new vehicle exemption-based network;

                  WHEREAS, certain pieces of equipment specifically identified in the Contractor's Four Year New Vehicle Exemption Technical Proposal which is to be used for Enhanced I/M testing may be discontinued or otherwise not available for this purpose;

                  WHEREAS, the Parties recognize that in the event specified equipment is no longer available, the Contractor may appropriately substitute alternative equipment as long as this equipment is equal to or better than the equipment identified by the Contractor in its Four Year New Vehicle Exemption Technical Proposal and which also meets the performance standards contained in the Enhanced I/M RFP;

                  WHEREAS, to reflect the further understandings and agreement of the Agency and the Contractor, the Agency and the Contractor have determined it to be in their best interests to enter into this Amendment Number 5 to the Enhanced I/M Agreement;



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NOW THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1. All equipment to be used by the Contractor for the purpose of meeting the requirements of Enhanced I/M testing shall be equal to or better in performance, quality, material, and workmanship to the equipment identified by the Contractor in its Four Year New Vehicle Exemption Technical Proposal.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number 5 to the Enhanced I/M Agreement this 16th day of December, 1997, and have agreed that it shall become a part of the Agency Service Agreement Number VI-8302 as evidenced by the signatures of their duly authorized representatives as affixed below.

ENVIROTEST ILLINOIS, INC.                   ILLINOIS ENVIRONMENTAL
                                            PROTECTION AGENCY



BY  /S/ RICHARD P. WEBB                     BY  /S/ MARY A. GADE
  ------------------------------               ---------------------------------
         Richard P. Webb                            Mary A. Gade, Director
         Executive V.P. & C.O.O.

                                            INTRA-AGENCY CONCURRENCE:



                                            /S/ ELIZABETH R. TRACY
                                            ------------------------------------
                                            Division Manager



                                            /S/ JEFFREY M. JOHNSTON
                                            ------------------------------------
                                            Manager of Administration



                                            /S/ K. CIPRIANO
                                            ------------------------------------
                                            Associate Director for Legal Affairs

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